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Rockville, Maryland 20850

RYDEX SERIES FUNDS

Commodities Strategy Fund
Managed Futures Strategy Fund
Multi-Hedge Strategies Fund

Supplement dated August 3, 2020 to the currently effective Class A, Class C and Institutional Class Shares Statutory Prospectus for the Funds listed above (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the additional sales charge waiver described below, which may differ from those described elsewhere in the Funds’ Prospectus or Statement of Additional Information. Therefore, effective immediately, the disclosure below describing the sales charge waivers and discounts available through Stifel is added to the end of Appendix A (“Sales Charge Waivers and Discounts Through Intermediaries”) of the Prospectus.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-End Sales Charge Waiver on Class A Shares

•	Class C shares of a Fund that have been held for more than seven (7) years will be converted into Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the Funds' Prospectus or SAI still apply.

Please retain this supplement for future reference.

RDX-PRO-SUP4-0820x0521